Exhibit 99.1

CERTIFICATION OF CEO PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Vanguard Health Systems, Inc. (the “Company”) for the 12 months ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles N. Martin, Jr., Chairman of the Board  and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1)        The Report fully complies with the requirements of Section 13(a) or 15(d)
                        of the Securities Exchange Act of 1934; and

            (2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Charles N. Martin, Jr.
 Charles N. Martin, Jr.
Chairman of the Board and Chief Executive Officer
September 19, 2002